UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VARAGON CAPITAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Varagon Capital Corporation

151 West 42nd Street, 53rd Floor

New York, New York 10036

April 24, 2026

Dear Shareholder:

You are cordially invited to participate in the 2026 Annual Meeting of Shareholders (the “Meeting”) of Varagon Capital Corporation (the “Company”) to be held on June 9, 2026 at 1:00 p.m., Eastern Time. The Meeting will be held in a virtual meeting format only. You will be able to participate in the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/VARAGON2026 and entering your control number on your proxy card or voting instruction form. Prior to the Meeting, you will be able to vote by telephone, electronically at www.proxyvote.com, or by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to: (i) elect one member of the board of directors of the Company (the "Board") to serve until the 2029 annual meeting of shareholders and until a successor is duly elected and qualified; and (ii) to transact such other business that may properly come before the Meeting. Details of the business to be conducted at the Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to shareholders’ questions. The Board unanimously recommends that you vote FOR the election of the director nominee.

The Company has elected to provide access to its proxy materials to its shareholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about April 29, 2026 the Company intends to mail to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) and how to submit proxies over the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you may request from us, free of charge, hard copies of the proxy statement, the proxy card and the Annual Report. The Company believes that providing its proxy materials over the Internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Meeting and conserve resources.

It is important that your shares be represented at the Meeting. If you are unable to participate in the Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card.

We look forward to your participation in the Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely Yours,
/s/ Walter J. Owens
Walter J. Owens
Chief Executive Officer and Chairman of the Board of Directors

Varagon Capital Corporation

151 West 42nd Street, 53rd Floor

New York, New York 10036

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
To be Held on
June 9, 2026, 1:00 p.m., Eastern Time

To the Shareholders of Varagon Capital Corporation:

NOTICE IS HEREBY GIVEN THAT the 2026 Annual Meeting of Shareholders (the “Meeting”) of Varagon Capital Corporation (the “Company”) will be held on Tuesday, June 9, 2026, at 1:00 p.m., Eastern Time. The Meeting will be held in a virtual meeting format setting only, and you will be conducted via live audio webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the Meeting by visiting www.virtualshareholdermeeting.com/VARAGON2026. You must have your 16-Digit Control Number (which can be found on the enclosed proxy card) in order to access the Meeting. The Meeting will be held for the following purposes:

1.
to elect one member of the board of directors of the Company (the "Board") to serve until the 2029 annual meeting of shareholders and until a successor is duly elected and qualified; and
2.
to transact such other business as may properly come before the Meeting.

You have the right to receive notice of and to vote at the Meeting if you were a shareholder of record at the close of business on April 15, 2026. If you are unable to attend virtually, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. Thank you for your support of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 9, 2026. The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are available at www.virtualshareholdermeeting.com/VARAGON2026 and www.proxyvote.com. This Proxy Statement and the Annual Report also can be found on our website at www.man.com/varagon or the SEC’s EDGAR website at www.sec.gov.

By Order of the Board of Directors,
/s/ Walter J. Owens
Walter J. Owens
Chairman of the Board of Directors

New York, New York

April 24, 2026

This is an important meeting. To ensure proper representation at the Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or by telephone, or complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet.

Proxies may be revoked at any time before they are exercised by submitting a subsequently executed proxy, or by attending the Meeting and voting virtually. Instructions on how to vote while participating at the Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/VARAGON2026.

Varagon Capital Corporation

151 West 42nd Street, 53rd Floor

New York, New York 10036

____________________________________________________________________________________________________________

PROXY STATEMENT
2026 Annual Meeting of Shareholders
To Be Held on June 9, 2026
____________________________________________________________________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Varagon Capital Corporation (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2026 Annual Meeting of Shareholders (the “Meeting”) to be held on Tuesday, June 9, 2026, at 1:00 p.m., Eastern Time. The Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. You can virtually attend the Meeting online, vote your shares electronically and submit questions during the Meeting by visiting www.virtualshareholdermeeting.com/VARAGON2026, and at any postponements or adjournments thereof. In addition, a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "Annual Report"), and how to submit proxies over the Internet or by telephone are being mailed to our shareholders of record on or about April 29, 2026. The Annual Report and this Proxy Statement both can be accessed online at www.virtualshareholdermeeting.com/VARAGON2026 and www.proxyvote.com.

We encourage you to vote your shares, either by voting via the Internet while virtually attending the Meeting, by telephone, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or by telephone or through the Internet, and the Company receives your vote in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on your signed proxy card, the shares covered by the proxy card will be voted FOR the election of the director nominee in accordance with the recommendation of the Board.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.
to elect one member of the Board to serve until the 2029 annual meeting of shareholders and until a successor is duly elected and qualified; and
2.
to transact such other business as may properly come before the Meeting.

Record Date and Voting Securities

The Board has fixed the close of business on April 15, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. There were 41,536,907 shares of the Company’s common stock outstanding as of the Record Date.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, virtually or by proxy, of the holders entitled to cast a majority of the shares of common stock of the Company entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. If a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner's shares, and accordingly such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, abstentions are not counted as votes cast.

If a quorum is not present at the Meeting, the shareholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Voting

You may vote at the Meeting by using the control number contained in the Notice of Internet Availability of Proxy Materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number included in your Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:

•
indicate your instructions on the proxy card;
•
date and sign the proxy card;

•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•
allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 8, 2026.

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to participate in the Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Meeting. If a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner's shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those shares held in the applicable account. If you hold shares in more than one account, you must provide voting instructions as to all your accounts to vote all your shares.

Important notice regarding the availability of proxy materials for the Meeting. The Company’s Proxy Statement, the proxy card, and the Annual Report are available at www.virtualshareholdermeeting.com/VARAGON2026 and www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report.

If you plan to attend the Meeting and vote your shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Meeting.

Revocability of Proxies

If you are a “shareholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by virtually attending the Meeting online and voting your shares during the Meeting. Please send your notification to Varagon Capital Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Any shareholder of record participating in the Meeting may vote at such time whether or not he or she has previously voted his or her shares. Shareholders have no appraisal or dissenters’ rights in connection with the proposals described herein.

Vote Required

Election of Directors. The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting or by proxy. Shareholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the director nominee. If you give no instructions on your signed proxy card, the shares covered by the proxy card will be voted FOR the election of the director nominee in accordance with the recommendation of the Board. Abstentions are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the shareholders who are represented at the Meeting may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s). Abstentions will not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.

In addition, the Chair of the Meeting will have the authority to adjourn the Meeting from time-to-time without notice and without the vote or approval of the shareholders.

Proxies for the Annual Meeting

The named proxies for the Meeting are Walter J. Owens, Robert J. Bourgeois and Afsar Farman-Farmaian (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item and will vote on any other matters properly presented at the Meeting in their judgment.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report and the cost of mailing the Notice of Internet Availability of Proxy Materials and any related proxy materials to shareholders. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of the Adviser. The Adviser is located at 151 West 42nd Street, 53rd Floor, New York, New York 10036. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser for such services.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the Securities and Exchange Commission (the “SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the Internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting” above and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at:

www.virtualshareholdermeeting.com/VARAGON2026 and www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings of shareholders and the cost associated with the physical printing and mailing of materials, Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the director nominee, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 41,536,907 shares outstanding as of the Record Date. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

To our knowledge, except as indicated in the footnotes to the table, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and directors is c/o Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036.

Name and Address	Number of Shares Owned	Percentage of Shares Outstanding
Interested Director
Walter J. Owens	170,729.6471(1)	*
Independent Directors
Nell Cady-Kruse	38,519.2784	*
James Gertie	—	—
Shawn Hessing	—	—
Executive Officers who are not Directors
Kevin Marchetti	21,732.5035(2)	*
Robert J. Bourgeois	16,677.9626(3)	*
Directors and Executive Officers as a Group (6 persons)	247,659.3916	*
5% Holders
California Institute of Technology (4)	9,728,256.0000	23.4%
Aflac Life Insurance Japan, Ltd. (5)	2,190,074.0000	5.3%
VCBD Feeder I, LLC (6)	9,629,814.4734	23.2%
VCBD Feeder II, LLC (7)	3,081,540.9142	7.4%
State Teachers Retirement System of Ohio (8)	7,703,851.7866	18.6%

* Represents less than one percent.

(1)
Mr. Owens owns 146,000 shares of common stock directly and 24,729.6471 shares indirectly through VCC Professionals Fund, L.P. ("VCC Professionals Fund"). VCC Professionals Fund is a private fund organized for employees of Varagon Capital Partners, L.P., the direct parent company and managing member of the Adviser ("Varagon"), to invest in shares of common stock. Mr. Owens disclaims beneficial ownership of the reported shares of common stock except to the extent of his pecuniary interest therein.
(2)
Mr. Marchetti owns 6,325 shares of common stock directly and 15,407.5035 shares indirectly through VCC Professionals Fund. VCC Professionals Fund is a private fund organized for employees of Varagon to invest in shares of common stock. Mr. Marchetti disclaims beneficial ownership of the reported shares of common stock except to the extent of his pecuniary interest therein.
(3)
Mr. Bourgeois owns 9,732 shares of common stock directly, 5,777.9437 shares of common stock indirectly through VCC Professionals Fund and 1,168.0189 shares of common stock indirectly through Varagon Professionals Fund, L.P. ("Varagon Professionals Fund"). Each of VCC Professionals Fund and Varagon Professionals Fund is a private fund organized for employees of Varagon to invest in shares of common stock. Mr. Bourgeois disclaims beneficial ownership of the reported shares of common stock except to the extent of his pecuniary interest therein.
(4)
The address of California Institute of Technology is 551 S. Wilson Ave, MC 2-42, Pasadena, California 91125.
(5)
The address of Aflac Life Insurance Japan, Ltd. is 1932 Wynnton Road, Columbus, Georgia 31999.
(6)
The address of VCBD Feeder I, LLC is 151 West 42ndStreet, 53rd Floor, New York, New York 10036.
(7)
The address of VCBD Feeder II, LLC is 151 West 42ndStreet, 53rd Floor, New York, New York 10036.
(8)
The address of State Teachers Retirement System of Ohio is 275 East Broad Street, Columbus, Ohio 43215.

Set forth below is the dollar range of equity securities of the Company and the Family of Investment Companies, of which the Company is a part, beneficially owned by each of our directors as of the Record Date. The term “Family of Investment Companies,” as that term is defined in Schedule 14A under the Exchange Act, refers to the Company and Man Alternative Income Fund.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(3)
Interested Director
Walter J. Owens	Over $1,000,000	Over $1,000,000
Independent Directors
Nell Cady-Kruse	$100,001 - $500,000	$100,001 - $500,000
James Gertie	None	None
Shawn Hessing	None	None

(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)
The dollar range of equity securities beneficially owned by directors of the Company, if applicable, is the product obtained by multiplying the current net asset value per share of the Company's common stock as of the Record Date, times the number of shares of the Company's stock beneficially owned.

(3) Dollar ranges of equity securities in the Family of Investment Companies were determined, if applicable, using the sum of: (a) the current net asset value per share of the Company's common stock as of the Record Date, times the number of shares of the Company's stock beneficially owned; and (b) the number of common shares of beneficial interest of Man Alternative Income Fund beneficially owned as of the Record Date, multiplied by the net asset value per share as of December 31, 2025. As of the Record Date, none of the directors beneficially owned any common shares of beneficial interest of Man Alternative Income Fund.

PROPOSAL I: ELECTION OF DIRECTORS

At the Meeting, shareholders are being asked to consider the election of one director of the Board. Pursuant to our charter (the "Charter") and bylaws, the Board is divided into three classes, designated Class I, Class II, and Class III. At the Meeting, a Class I director will be elected for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

James Gertie has been nominated for re-election for a three-year term until the 2029 annual meeting of shareholders or until his successor is duly elected or qualified. If elected, Mr. Gertie will continue to serve as the lead independent director and on the Audit Committee of the Board (the "Audit Committee") and on the Nominating and Corporate Governance Committee of the Board (the "NCG Committee"). Mr. Gertie has agreed to serve as a director if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting or by proxy. A shareholder can vote for or withhold his or her vote from the director nominee. If a shareholder withholds his or her vote for a nominee, such shares will not be voted with respect to the nominee indicated. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominee in accordance with the recommendation of the Board. If the director nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Mr. Gertie will be unable or unwilling to serve.

Information about the Nominee and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for its directors. Each of our directors and the director nominee has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also have sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s shareholders as a whole. Our directors and the director nominee have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominee for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure. There were no legal proceedings of the type described in Item 401(f) of Regulation S-K, as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the past 10 years against any of our directors, director nominee or officers, and none are currently pending.

Nominee for Class I Director — Term Expiring 2026

The Board has determined that Mr. Gertie is not an “interested person” (as defined in the 1940 Act) of the Company.

Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years
James Gertie, 69	Director	Retired	Class I Director since 2022; Term expires 2026	1	None

Mr. James Gertie has nearly 40 years of relevant business and financial experience serving as Chief Credit or Risk Officer at a number of prominent financial institutions. Most recently, Mr. Gertie served as Chief Credit Officer at TD Bank Financial Group (“TDBFG”) from March 2009 to February 2015, where he was responsible for merging the credit groups and cultures of TD BankNorth, Commerce Bancorp and TDBFG. Prior to the merger, Mr. Gertie served as Chief Risk Officer of Commerce Bancorp where he was responsible for building the firm’s Risk Management model and managing its risk operations overall. Prior to Commerce Bancorp, he was both Chief Credit & Risk Officer at Provident Financial Group in Cincinnati and served in various risk and portfolio management roles at FleetBoston Financial and BankBoston Corporation. Mr. Gertie began his career in the Office of the Comptroller of Currency. He is a Chartered Financial Analyst and a Certified Public Accountant. Mr. Gertie received a B.S. in Accounting from LaSalle College and has completed Masters Studies at Drexel University, University of Oklahoma and University of Pittsburgh. We believe Mr. Gertie’s broad experiences in the financial services sector and business strategy and risk management makes him qualified to serve as a member of our Board.

Incumbent Directors

The Board has determined that each of Ms. Cady-Kruse and Mr. Hessing is not an “interested person” (as defined in the 1940 Act) of the Company. Mr. Owens is an "interested person" of the Company due to his positions as the Chief Executive Officer of the Company, Chief Executive Officer of Varagon and member of the Adviser's Investment Committee.

Class II Director — Term Expiring 2027

Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Nell Cady-Kruse, 64	Director	Member of Advisory Board for Futurebank; member of Advisory Board for Inflection	Class II Director since 2022; Term expires 2027	1	Director and Chairperson of Barclays US and Barclays Bank Delaware; Director of Freedom Acquisition I Corp.; Director of Freedom Acquisition II Corp.

Ms. Nell Cady-Kruse is an industry-leading executive with over 35 years of global banking, finance and risk experience having been based in the Europe, Asia, and the U.S. She now focuses on effective board governance. Ms. Cady-Kruse currently serves on the board of Freedom Acquisition II Corporation (NASDAQ: FACTU), a special purpose acquisition company (since November 2024), and also serves as an independent member of the board risk committee of the Public Investment Fund (PIF) (since February 2025). Previously Ms. Cady-Kruse served as an independent director and chaired the board risk committees for Barclays US from September 2017 to December 2023 and Barclays Bank Delaware from September 2016 to December 2023 and was an independent director on the board of directors of Freedom Acquisition I Corp., a special purpose acquisition company, from May 2022 to July 2023. Prior to board service, Ms. Cady-Kruse was a senior global executive at Standard Chartered Bank, as global Chief Risk Officer, Wholesale Banking, retiring in 2014. Over her career, she specialized in Leveraged Finance, Corporate Credit and Structured Finance, Portfolio Management, Private Equity, and Risk Management & Strategy, and worked at Bankers Trust, Credit Suisse, and Standard Chartered Bank. Ms. Cady-Kruse is a CFA Charter holder and holds a CIPM (Certificate in Investment Performance Measurement). She is a Leadership Fellow of the National Association of Corporate Directors and holds a Certificate in Cybersecurity Oversight from Carnegie Mellon Software Engineering Institute. She holds a certificate in Sustainability and Climate Risk from the Global Association of Risk Professionals. Ms. Cady-Kruse has served on numerous boards, including Bankers Trust of California, the Risk Management Institute of the National University of Singapore, Young Enterprise London, and currently serves on the Senior Advisory Board of No One Left Behind. Nell received her M.B.A. from Johnson at Cornell. She received her B.Sc. with Honors in Agricultural Economics from Cornell University. We believe Ms. Cady-Kruse’s broad experiences in the financial services sector, depth of knowledge of financial issues and corporate governance experience makes her qualified to serve as a member of our Board.

Class III Directors — Term Expiring 2028

Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Shawn Hessing, 68	Director	Strategic Advisor and Chief Compliance Officer of Tailwind Advisors	Class III Director since 2022; Term expires 2028	2	Director of Crestline Lending Solutions, LLC; Trustee of Man Alternative Income Fund

Mr. Shawn Hessing is a Strategic Advisor and Chief Compliance Officer at Tailwind Advisors since March 2018 where he is responsible for all aspects of financial control and the compliance operations across the firm. Mr. Hessing also has served as a director of Crestline Lending Solutions, LLC, a business development company ("BDC"), since August 2025, and as a trustee of Man Alternative Income Fund, a closed-end management investment company registered under the 1940 Act that operates as an interval fund, since September

2025. Prior to joining Tailwind, Mr. Hessing served as a member of the business development team at Blue River Partners, LLC, a premier service provider to the alternative asset industry. Prior to Blue River, he served as the Chief Financial Officer of Oak Hill Capital Partners before retiring in December 2015. At Oak Hill, Mr. Hessing was responsible for managing financial operations and implementing and transitioning new funds and management company accounting systems. Prior to joining Oak Hill, Mr. Hessing spent over 32 years at KPMG, most recently as the National Managing Partner of Private Equity, splitting time in KPMG’s New York and Fort Worth offices. Mr. Hessing also held multiple other leadership roles including the Audit Partner-in-Charge US of Private Equity, Managing Partner in the firm’s Fort Worth, TX office, and Lead Partner-Real Estate in the Southwest Region. He retired from KPMG in June 2011. Mr. Hessing earned a Bachelor of Business Administration (“BBA”) degree in Accounting from Midwestern State University, where he served on the Board of Regents and is past Chairman. He is also a Certified Public Accountant (Retired). We believe Mr. Hessing’s numerous management positions and broad experience in the accounting sector make him well qualified to serve on the Board.

Interested Director
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Walter J. Owens, 65	Chairman, Chief Executive Officer and Director	Chief Executive Officer of Varagon Capital Partners L.P. and member of the Adviser's Investment Committee	Class III Director since 2022; Term expires 2028	1	Director of Varagon Capital Credit Strategies ICAV

Walter Owens is the Chief Executive Officer of Varagon and Co-Head of US Private Credit. He also chairs Varagon's Investment Committee. Mr. Owens began his career in 1982 and has deep experience in all aspects of middle-market leveraged finance, having led multiple successful lending and asset management businesses over his 35-year career. Prior to Varagon, he held senior leadership roles at GE Capital, CIT and TD Bank Group. Mr. Owens holds a B.S. from Villanova University and an M.B.A. from New York University’s Stern School of Business. Mr. Owens is also on the Board of Trustees for the Madison Square Boys & Girls Clubs of the New York City area.

(1) The business address of the director nominee and other directors is c/o Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036.

(2) The term "Fund Complex" refers to (a) the Company and (b) Man Alternative Income Fund, a closed-end management investment company registered under the 1940 Act that operates as an interval fund whose investment adviser is affiliated with the Adviser and whose sub-adviser, Varagon, is the direct parent company and managing member of the Adviser.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year
Kevin Marchetti, 45	President	Head of U.S. Direct Lending of Varagon Capital Partners, L.P.
Robert J. Bourgeois, 43	Chief Financial Officer and Treasurer	Chief Financial Officer of Varagon Capital Partners, L.P.

(1)
The business address of the executive officers is c/o Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036.

Kevin Marchetti, President

Kevin Marchetti is Head of U.S. Direct Lending and leads the firm’s Underwriting, Origination, Capital Markets & Portfolio Management team as Varagon's Chief Investment Officer. He has extensive experience in risk management and middle market leveraged finance across a range of industries and strategies. Prior to joining Varagon, Mr. Marchetti was a Senior Vice President at GE Antares Capital. He has also held senior risk positions at CIT Group and TD Bank. Mr. Marchetti earned a B.A. degree from Springfield College and an M.B.A. from The University of North Carolina at Charlotte.

Robert Bourgeois, Chief Financial Officer and Treasurer

Robert Bourgeois is the Chief Financial Officer of Varagon and is responsible for all financial and operational aspects of the firm. He also serves as the chairman of the Valuation Committee. Mr. Bourgeois has also served as the Treasurer of Man Alternative Income Fund, a closed-end management investment company registered under the 1940 Act that operates as an interval fund, since September 2025. Mr. Bourgeois has spent his career managing the infrastructure and operational aspects of alternative asset managers. Prior to joining Varagon in 2014, Mr. Bourgeois was the Vice President and Controller for Sixth Street’s funds and has also held similar positions at TPG Capital. He began his career at Ernst & Young. Mr. Bourgeois earned his bachelor's degree in accounting and finance from Texas Christian University. He serves as a member of the Man US Charitable Foundation and is also a member of the Board of Directors for the Boys & Girls Clubs of Greater Tarrant County.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Director Independence

Our Board consists of four (4) members, three (3) of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of us, the Adviser, or our respective affiliates. Our Board has determined that each of Nell Cady-Kruse, James Gertie, and Shawn Hessing is not an “interested person” of the Company, the Adviser or their respective affiliates, which we refer to as our "Independent Directors." Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any committee thereof. All of the members of the Audit Committee and the NCG Committee are Independent Directors.

Meetings and Attendance

The Board met ten times during the fiscal year ended December 31, 2025 and took action on various occasions by unanimous written consent. Each of the directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which she or he served during the last fiscal year.

Board Attendance at the Annual Meeting

The Company’s practice is to encourage its directors to attend each annual meeting of shareholders; however, such attendance is not required at this time. All of the directors attended the 2025 annual meeting of shareholders.

Leadership Structure and Oversight Responsibilities

Overall responsibility for our oversight rests with the Board. We have entered into the investment advisory agreement, dated June 12, 2024, with VCC Advisors (the "Advisory Agreement"), pursuant to which the Adviser manages our day-to-day operations and provides investment advisory services to us. The Board is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Charter. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. Our Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of our Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Shareholders should note, however, that our Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

As described below, the Board has established the Audit Committee and the NCG Committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Walter Owens serves as Chair of our Board. Mr. Owens, as the Chief Executive Officer of the Adviser, is considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Despite being an interested director, we believe that Mr. Owens’ history with Varagon, his familiarity with the investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board.

The designated lead Independent Director of the Board is James Gertie. We are aware of the potential conflicts that may arise when a non-independent director is Chair of the Board, but believe these potential conflicts are offset by having a designated lead Independent Director and by our strong corporate governance policies. The lead Independent Director, among other things, chairs executive sessions of the Independent Directors, acts as a liaison between the Independent Directors and the Chair of the Board, and between the Independent Directors and the officers of the Company and the Adviser, facilitates communication among the Independent Directors and the Company’s counsel, reviews and comments on Board and committee meeting agendas and calls additional meetings of the Independent Directors, as appropriate.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of the interested director and management, the designation of a lead Independent Director, the establishment of an audit committee and a nominating and corporate governance committee that are each comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of the interested director and other members of management, for administering our compliance policies and procedures.

Our Board has considered whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. Our Board has also considered whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036, Attention: Chief Compliance Officer.

Committees of the Board

Our Board has established the Audit Committee and the NCG Committee and may establish additional committees from time to time as necessary.

Audit Committee

The Audit Committee held four meetings during the fiscal year ended December 31, 2025.

The Audit Committee comprises Nell Cady-Kruse, James Gertie, and Shawn Hessing, each of whom is an Independent Director. Mr. Hessing serves as the Chair of the Audit Committee. Our Board has determined that Mr. Hessing qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. The members of the Audit Committee meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our portfolio investments, selecting our independent registered public accounting firm (subject to the Board’s approval), reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.

Nominating and Corporate Governance Committee

The NCG Committee held one meeting during the fiscal year ended December 31, 2025.

The NCG Committee comprises Nell Cady-Kruse, James Gertie, and Shawn Hessing, each of whom is an Independent Director. Ms. Cady-Kruse serves as the Chair of the NCG Committee. The NCG Committee operates pursuant to a charter approved by our Board. The NCG Committee is responsible for selecting, researching and nominating directors for election by our shareholders, selecting nominees to fill vacancies on our Board or a committee thereof, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. The NCG Committee may consider nominating an individual recommended by a shareholder for election as a director.

The NCG Committee will seek candidates who possess the background, skills and expertise to make a significant contribution to our Board, the Company and our shareholders. In considering possible candidates for election as a director, the NCG Committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•
are of high character and integrity;
•
are accomplished in their respective fields, with superior credentials and recognition;
•
have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•
have sufficient time available to devote to our affairs;
•
are able to work with the other members of our Board and contribute to our success;
•
can represent the long-term interests of our shareholders as a whole; and
•
are selected such that our Board represents a range of backgrounds and experience.

We have not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Board considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, color, ethnicity, religious creed, ancestry, citizenship status, military status, veteran status, marital status, physical disability, registered domestic partner or civil union status, national origin, medical condition, sexual orientation, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. Our Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a board of directors that best serves our needs and the interests of our shareholders and the Company’s long-term and strategic objectives. In addition, as part of our Board’s annual self-assessment, the Board will evaluate the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection.

Compensation Committee

The Board does not currently intend to delegate any authority to a compensation committee because our executive officers will not receive any direct compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Company to Varagon (in its capacity as the Company's administrator, the "Administrator"), of the allocable portion of the cost of the Company's Chief Financial Officer and Chief Compliance Officer and their respective staffs and also participates in the consideration of the Independent Directors' compensation.

Practice and Policies Regarding Personal Trading and Hedging of Company Securities

The Company has established a policy designed to prohibit our executive officers, directors, and certain employees of the Adviser from purchasing or selling shares of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The Company’s shares of common stock are not listed on any securities exchange and therefore hedging of our securities and or related activities are not applicable to the Company.

Insider Trading Policies

The Company has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

Code of Ethics

The Company and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics does not permit investments by the Adviser’s employees in securities that may be purchased or held by us. The joint code of ethics is available on the SEC’s website at www.sec.gov.

Compensation of Directors

No compensation is expected to be paid to our directors who are “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. The Independent Directors receive: (a) an annual fee of $80,000; (b) an additional fee of $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular meeting of the Board; (c) an additional fee of $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting; and (d) a fee of $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. The lead Independent Director receives an additional annual fee of $7,500. The Chair of our Audit Committee receives an additional annual fee of $15,000 in lieu of fees for attending Audit Committee meetings. The Chair of our NCG Committee receives an additional annual fee of $7,500 in lieu of fees for attending NCG Committee meetings. We also have obtained directors' and officers' liability insurance on behalf of our directors and officers. Independent Directors have the option of having their directors’ fees paid in shares of common stock issued at a price per share equal to the net asset value per share.

The following table sets forth compensation of the Independent Directors, for the year ended December 31, 2025 (dollars in thousands):

Name	Fees Earned or Paid in Cash (1)	All other Compensation	Total Compensation Paid from the Fund Complex(2)
Interested Director
Walter J. Owens	—	—	—
Independent Directors
Nell Cady-Kruse	$99	—	$99
James Gertie	$100	—	$100
Shawn Hessing	$105	—	$121

(1) For a discussion of the Independent Directors’ compensation, see above.

(2) Total compensation paid from the Fund Complex refers to the sum of the following fees paid to each Independent Director in connection with their respective positions as a director or trustee of another fund in the Fund Complex: (a) the compensation paid by the Company as described in the table above; and (b) $16 in compensation paid to Mr. Hessing by Man Alternative Income Fund for the fiscal year ended December 31, 2025.

Transactions with Related Persons, Promoters and Certain Control Persons

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of ethics that generally prohibits officers or directors of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of ethics can generally only be obtained from the Chief Compliance Officer, the Chair of the Board or the Chair of the Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Advisory Agreement

We have entered into the Advisory Agreement with the Adviser. The Adviser provides investment advisory and management services to the Company pursuant to the Advisory Agreement. Pursuant to the Advisory Agreement, the Company pays a base management fee and incentive fees to the Adviser. The cost of both the base management fee and the incentive fees will ultimately be borne by the Company’s shareholders. For the year ended December 31, 2025, the base management fees payable under the terms of the Advisory Agreement was approximately $1.6 million. For the year ended December 31, 2025, the income-based incentive fees payable under the terms of the Advisory Agreement was approximately $1.4 million. For the year ended December 31, 2025, the Company did not incur a capital gains incentive fee.

Administration Agreement

We have entered into an administration agreement with the Administrator (the "Administration Agreement"), pursuant to which the Administrator is responsible for providing us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. In accordance with the terms of the Administration Agreement, overhead and other administrative expenses are generally allocated between us and the Administrator by reference to the relative time spent by personnel in performing administrative and similar functions on our behalf as compared to performing administrative functions on behalf of the Administrator, its other clients or the Adviser. To the extent personnel retained by the Administrator perform administrative tasks for the Adviser, the fees incurred with respect to the actual time dedicated to such tasks will be reimbursed by the Adviser. For the fiscal year ended December 31, 2025, the Company incurred administrator expenses and other general and administrative expenses of approximately $0.2 million under the terms of the Administration Agreement.

Expense Reimbursement Agreement

We have entered into an expense reimbursement agreement (the “Expense Reimbursement Agreement”) with the Adviser, pursuant to which the Company will reimburse Varagon or the Adviser, as applicable, for the organizational and offering expenses incurred by the Company and funded by the Adviser or Varagon.

Pursuant to the terms of the Expense Reimbursement Agreement, any such reimbursement will be made during the first four fiscal quarters following the fundraising period, which began with our initial closing on June 2, 2023 and ended on December 2, 2025 (the “Fundraising Period”). As a result of the foregoing, the Company must reimburse the Adviser, or, as applicable, Varagon, for the organizational and offering expenses incurred by the Company during the first four fiscal quarters following the extended Fundraising Period (i.e., beginning with the fiscal quarter ending March 31, 2026). The Company’s obligation to reimburse the Adviser or Varagon, as applicable, under the Expense Reimbursement Agreement automatically became a liability of the Company on June 2, 2022, when the Company elected to be regulated as a BDC under the 1940 Act. For the avoidance of doubt, reimbursements under the Expense Reimbursement Agreement are not conditioned on any performance threshold and are not considered a contingent liability for accounting purposes. The Adviser elected to incur the organizational and offering expenses associated with the Company for the period from July 31, 2019 through March 29, 2022. Such organizational and offering expenses are not reimbursable by the Company. Such organizational and offering expenses are not reimbursable by the Company. As of December 31, 2025, all organizational and offering expenses incurred by the Company were reimbursed to the Adviser or Varagon, as applicable.

Fronting Letter Agreement

On December 15, 2022, we and Varagon entered into the Fronting Letter. Pursuant to the Fronting Letter, for purposes of facilitating our funding obligations under or in connection with one or more of our portfolio investments, upon request by us or the Adviser, and the consent of Varagon, Varagon will advance up to an aggregate amount of $15.0 million to us (each advance, a “Fronted Amount”). Each Fronted Amount shall be reimbursed to Varagon by the Company within 90 days of receipt without any interest or fees. As of December 31, 2025, there were no Fronted Amounts advanced by the Company from Varagon.

License Agreement

We have entered into a license agreement with the Adviser pursuant to which the Adviser agrees to grant us a non-exclusive, royalty-free license to use the name “Varagon.” Under the license agreement, we have the right to use the “Varagon” name for so long as the

Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Varagon” name.

Placement Agent Agreement

On September 6, 2023, the Adviser entered into an agreement with Man Investments Inc. on behalf of the Company, pursuant to which Man Investments Inc. assists the Company in conducting the Offering (the "Man Placement Agent Agreement"). On October 13, 2023, the Adviser entered into an agreement with Man Investments Inc. on behalf of the Company, pursuant to which Man Investments Inc. assists the Company in conducting the Offering in Canada (together with the Man Placement Agent Agreement, the "Placement Agent Agreements").

For avoidance of doubt, the Adviser or its affiliates are solely responsible for any placement or “finder’s” fees payable to any placement agents engaged by the Adviser on behalf of the Company in connection with the Offering.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee and the Board have appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte & Touche LLP also serves as the independent registered public accounting firm for all of our wholly owned subsidiaries. Deloitte & Touche LLP served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2025. Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our wholly owned subsidiaries.

It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions.

The following table displays fees for professional services by Deloitte & Touche LLP for the years ended December 31, 2025 and December 31, 2024 (dollars in thousands):

	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit Fees (1)	$578	$475
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$578	$475

(1) Audit fees include fees for services that normally would be provided by our independent registered public registered accounting firm in connection with statutory and regulatory filings or engagements and that generally only an independent registered public accounting firm can provide. In addition to fees for the audit of our annual financial statements included in our Annual Reports on Form 10-K and the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

(2) Audit-related services consist of fees billed, including out-of-pocket expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed, including out-of-pocket expenses, for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4) Fees for other services would include fees for products and services other than the services reported above.

Audit Committee’s Pre-Approval Policy on Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Audit Committee maintains a charter that, among other things, mandates the Audit Committee:

•
appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountant and to terminate such independent accountant as they deem appropriate;
•
pre-approve the engagement of the independent registered public accounting firm to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent registered public accounting firm), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law; and
•
pre-approve permitted non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent registered public accounting firm for the Company.

During the fiscal year ended December 31, 2025, 100% of the audit and non-audit services provided by the independent registered public accounting firm for which fees were incurred by us were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report*

The Audit Committee operates under a written charter adopted by our Board. The Audit Committee is currently composed of Nell Cady-Kruse, James Gertie, and Shawn Hessing, each of whom is an Independent Director.

The Audit Committee oversees the Company’s financial reporting process and system of internal control over financial reporting on behalf of the Board. Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Audit Firm Selection/Ratification

The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s registered independent auditors.

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP has been the Company’s independent registered public accounting firm since March 20, 2024.

When conducting its review of Deloitte & Touche LLP, the Audit Committee actively engaged with Deloitte & Touche LLP’s engagement partners and considered, among other factors:

•
the professional qualifications of Deloitte & Touche LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•
senior management’s assessment of Deloitte & Touche LLP’s performance;
•
the appropriateness of Deloitte & Touche LLP’s fees relative to both efficiency and audit quality;
•
Deloitte & Touche LLP’s independence policies and processes for maintaining its independence
•
PCAOB audit quality inspection reports on Deloitte & Touche LLP;
•
Deloitte & Touche LLP’s depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•
Deloitte & Touche LLP’s professional integrity and objectivity; and
•
the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

As a result of this evaluation, the Audit Committee approved the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

Audit Engagement Partner Selection

Under SEC rules and Deloitte & Touche LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed in 2024.

Audit Committee’s Pre-Approval Policy on Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Audit Committee maintains a charter that, among other things, mandates the Audit Committee:

•
appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountant and to terminate such independent accountant as they deem appropriate;
•
pre-approve the engagement of the independent registered public accounting firm to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent registered public accounting firm), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law; and
•
pre-approve permitted non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent registered public accounting firm for the Company.

During the fiscal year ended December 31, 2025, 100% of the audit and non-audit services provided by Deloitte & Touche LLP, the independent registered public accounting firm for which fees were incurred by us, were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements for the fiscal year ended December 31, 2025. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Deloitte & Touche LLP with and without management present. The Audit Committee's discussion included results of Deloitte & Touche LLP’s audits and the quality of the Company’s financial reporting.

The Audit Committee also discussed with Deloitte & Touche LLP matters relating to Deloitte & Touche LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting and as required by PCAOB Accounting Standard 16 (Communications with Audit Committees). In addition, the Audit Committee has discussed with Deloitte & Touche LLP its independence from management and the Company, as well as the matters in the written disclosures received from Deloitte & Touche LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Deloitte & Touche LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Deloitte & Touche LLP the Company’s critical accounting policies and practices, other material written communications to management, and the scope of Deloitte & Touche LLP’s audits and all fees paid to Deloitte & Touche LLP during the fiscal year ended December 31, 2025. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte & Touche LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Deloitte & Touche LLP’s performance of non-audit services with the maintenance of Deloitte & Touche LLP’s independence as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

Conclusion

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Deloitte & Touche LLP to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements as of and for the fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee also recommended to the Board the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

Respectfully Submitted,

The Audit Committee

Shawn Hessing (Chair)
Nell Cady-Kruse
James Gertie

* The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meeting. If any matters comes before the Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information will also be available free of charge by contacting us at Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036, by telephone at (212) 235-2600, or on our website at www.man.com/varagon.

SUBMISSION OF SHAREHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met. The Company expects that the 2027 annual meeting of shareholders will be held in June 2027, but the exact date, time, and location of that meeting have yet to be determined.

Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 25, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036, Attention: Afsar Farman-Farmaian, Secretary. Our NCG Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.

Shareholder proposals or director nominations to be presented at the 2027 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 25, 2026, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting of shareholders, and not later than 5:00 p.m., Eastern Time, on December 25, 2026 the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of shareholders. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting of shareholders, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting of shareholders and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting of shareholders or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SUBMISSION OF COMPLAINTS

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer, Mark Dignard. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. Mark Dignard
Chief Compliance Officer
Varagon Capital Corporation
151 West 42nd Street, 53rd Floor
New York, NY 10036

The Audit Committee Chairman may be contacted at:

Mr. Shawn Hessing
Audit Committee Chair
Varagon Capital Corporation
151 West 42nd Street, 53rd Floor
New York, NY 10036

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.

Online Access to Annual Reports on Form 10-K and Proxy Statements

The Notice of Annual Meeting, this Proxy Statement and the Annual Report, are available at www.man.com/varagon. Instead of receiving future copies of the Notice of Internet Availability of Proxy Materials by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.

Shareholders of Record: You may elect to receive the Notice of Internet Availability of Proxy Materials electronically next year in place of printed materials by logging on to www.virtualshareholdermeeting.com/VARAGON2026 and entering your control number, which you can locate on the accompanying proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.

Beneficial Shareholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the Notice of Internet Availability of Proxy Materials electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at 212-235-2600 or by sending an e-mail to varagoninfo@man.com.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these shareholders notifies us that he or she wishes to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Broadridge by calling 800-542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may also contact Broadridge if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

PRIVACY NOTICE

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties. A copy of our privacy policy can be found at https://www.man.com/privacy-notice-investor-us-regulated-man-entities-only.

Pursuant to our privacy policy, we do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

We may collect non-public information about shareholders from the subscription agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the information that we collect from our shareholders or former shareholders, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information uses it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we restrict access to non-public personal information about our shareholders to employees of the Adviser and its affiliates with a legitimate business need for the information. In order to guard our shareholders’ non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law. Non-public personal information that we collect about our shareholders is generally stored on secured servers located in the United States. An individual shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/VARAGON2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95103-P52014 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VARAGON CAPITAL CORPORATION

The Board of Directors recommends you vote FOR the following proposal:

Class I Director Nominee:	For	Withhold
1a. James Gertie	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date